For Immediate Release

Contacts:	Steve Gaut, Public Relations
404-828-8787
Scott Childress, Investor Relations
404-828-7957

UPS 2Q18 REVENUE UP 9.6%
ON STRONG GROWTH AND PRICING

•	Reports 2Q18 EPS of $1.71, up 8.2%; Adjusted 2Q18 EPS of $1.94, up 23%

•	International Operating Profit up 8.4%; Adj. Operating Profit Climbed 15%

•	Average Daily Exports Increased 9.5%, Led by Europe

•	Supply Chain & Freight Operating Profit up 1.9%; Adjusted Operating Profit Rose 17%

•	U.S. Domestic Revenue Increased 6.3% on Higher Base Pricing

•	YTD Cash from Operations was $7.2B and Free Cash Flow Surged to $4.4B

•	Reaffirms 2018 Adjusted EPS and Raises Free Cash Flow Guidance to $5B

ATLANTA - July 25, 2018 - UPS (NYSE:UPS) today announced second-quarter diluted earnings per share growth of 8.2%, to $1.71, and adjusted diluted earnings per share growth of 23%, to $1.94.
Second-quarter 2018 adjusted results exclude a pre-tax charge of $263 million, or $0.23 per share after-tax, due to transformation costs primarily related to the Voluntary Retirement Plan (VRP).

Consolidated Results	2Q 2018	Adjusted 2Q 2018	2Q 2017
Revenue	$17,456 M		$15,927 M
Net Income	$1,485 M	$1,685 M	$1,384 M
Diluted earnings per share	$1.71	$1.94	$1.58
EPS Growth	8.2%	23%

“UPS is making great progress on our transformation initiatives to enhance profitable growth and improve operating leverage,” said David Abney, UPS Chairman and CEO. “We are confident that our strategies will position the company to provide improved value for customers and shareowners.”

For the total company in 2Q 2018:

•	Consolidated revenue increased 9.6% to $17.5 billion, on growth across all segments.

•	Average yield increased 4.6%, led by International and U.S. Deferred Air products.

•	Net income increased 7.3% and adjusted net income was 22% higher than 2Q17.

•	Year-to-date cash from operations was $7.2 billion.

•	Free Cash Flow surged to $4.4 billion in the first half of the year, driven primarily by transformation initiatives that improved working capital.

•	Year-to-date dividends per share increased by 10% to $1.6 billion and share repurchases were $511 million.

•	The company has made capital expenditures of $2.8 billion in the first half of 2018.

* Information on non-GAAP financial measures is attached to this press release.

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2-2-2

U.S. Domestic Segment

The U.S. Domestic segment experienced strong revenue growth of 6.3%, driven by ecommerce demand and increased revenue per piece over the prior year. Operating profit was primarily reduced by planned increases in pension expense and cost for ongoing network projects.

	2Q 2018	Adjusted 2Q 2018	2Q 2017
Revenue	$10,354 M		$9,741 M
Operating profit	$939 M	$1,135 M	$1,255 M

For the U.S. Domestic segment in 2Q 2018:

•	Revenue improved across all products, demonstrating robust market demand for UPS solutions.

•	Revenue per piece increased 3.6% as higher base-rates and fuel surcharges offset headwinds from customer and product mix.

•	Adjusted operating profit excludes transformation charges of $196 million, which lowered reported operating margin by 190 basis points.

International Segment

The International segment delivered its 14th consecutive quarter of currency neutral double-digit operating profit growth. The segment enjoyed its highest 2nd quarter operating profit ever, led by the Europe region.

	2Q 2018	Adjusted 2Q 2018	2Q 2017
Revenue	$3,602 M		$3,171 M
Operating profit	$618 M	$654 M	$570 M

For the International segment in 2Q 2018:

•	International revenue increased 14%, driven by double-digit growth in Export and Domestic.

•	Daily Export shipments increased 9.5%, led by strong growth in Europe and the U.S.

•	Operating profit was $618 million and adjusted operating profit rose 15% to $654 million.

•	Adjusted operating profit excludes transformation charges of $36 million.

Supply Chain and Freight Segment

“The Supply Chain and Freight segment delivered another quarter of double-digit growth in revenue and adjusted operating profit,” continued Abney. “Our targeted growth strategies and improved efficiencies produced the segment’s best profit growth in its history.”

* Information on non-GAAP financial measures is attached to this press release.

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3-3-3

	2Q 2018	Adjusted 2Q 2018	2Q 2017
Revenue	$3,500 M		$3,015 M
Operating profit	$216 M	$247 M	$212 M

For the Supply Chain and Freight segment in 2Q 2018:

•	Revenue increased 16% to $3.5 billion, the business units are focused on leveraging UPS solutions to better serve middle-market customers.

•	The Forwarding business led all units with 23% revenue growth, as revenue management initiatives drove top-line improvement.

•	UPS Freight revenue increased 13% on higher pricing and tonnage gains.

•	Operating profit was $216 million and adjusted operating profit was up 17% to $247 million.

•	Adjusted operating profit excludes transformation charges of $31 million.

Outlook

The company provides guidance on an adjusted (non-GAAP) basis because it is not possible to predict or provide a reconciliation reflecting the impact of future pension mark-to-market adjustments or other unanticipated events, which would be included in reported (GAAP) results and could be material.

“UPS is focused on executing our strategic imperatives for improved efficiency and high-quality growth,” said Richard Peretz, UPS’s chief financial officer. “We remain confident in our ability to achieve our full-year adjusted earnings per share target.”

•	UPS expects 2018 adjusted diluted earnings per share in a range of $7.03 to $7.37.

•	The company raises 2018 free cash flow target to $5.0 billion.

•	The effective tax rate should be in a range of 23% to 24% for the remainder of the year.

•	Capital expenditures in 2018 are planned between $6.5 billion and $7.0 billion.

* Information on non-GAAP financial measures is attached to this press release.

# # #

Conference Call Information

UPS CEO David Abney and CFO Richard Peretz will discuss second-quarter results with investors and analysts during a conference call at 8:30 a.m. ET, July 25, 2018. That call is open to others through a live Webcast. To access the call, go to www.investors.ups.com and click on “Earnings Webcast.”

About UPS
UPS (NYSE: UPS) is a global leader in logistics, offering a broad range of solutions including transporting packages and freight; facilitating international trade, and deploying advanced technology to more efficiently manage the world of business. UPS is committed to operating more sustainably - for customers, the environment and the communities we serve around the world. Learn more about our efforts at ups.com/sustainability. Headquartered in Atlanta, UPS serves more than 220 countries and territories worldwide. The company can be found on the web at ups.com and its corporate blog can be found at longitudes.ups.com. To get UPS news direct, follow @UPS_News on Twitter.

Forward-Looking Statements

Except for historical information contained herein, the statements made in this release constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of UPS and its management regarding the company's strategic directions, prospects and future results, involve certain risks and uncertainties.
Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which we operate, governmental regulations (including tax laws and regulations), our competitive environment, changes in the facts or assumptions underlying our health and pension benefit funding obligations, negotiation and ratification of labor contracts, strikes, work stoppages and slowdowns, changes in aviation and motor fuel prices, cyclical and seasonal fluctuations in our operating results, and other risks discussed in the company's Form 10-K and other filings with the Securities and Exchange Commission, which discussions are incorporated herein by reference.
Reconciliation of GAAP and non-GAAP Financial Measures
We supplement the reporting of our financial information determined under generally accepted accounting principles ("GAAP") with certain non-GAAP financial measures, including, as applicable, "as adjusted" operating profit, operating margin, pre-tax income, net income and earnings per share. The equivalent measures determined in accordance with GAAP are also referred to as "reported" or "unadjusted.” Additionally, we periodically disclose free cash flow, free cash flow excluding discretionary pension contributions, as well as currency-neutral revenue, revenue per piece and operating profit.
We consider quantitative and qualitative factors in assessing whether to adjust for the impact of items that may be significant or that could affect an understanding of our ongoing financial and business performance or trends. Examples of items for which we may make adjustments include but are not limited to: amounts related to mark-to-market gains or losses (non-cash); settlement of contingencies; gains or losses associated with mergers, acquisitions, divestitures and other structural changes; charges related to restructuring programs; asset impairments (non-cash); amounts related to changes in tax regulations or positions; pension and postretirement related items; and debt modifications.
We believe that these non-GAAP measures provide additional meaningful information to assist users of our financial statements in understanding our financial results, cash flows and assessing our ongoing performance because they exclude items that may not be indicative of, or are unrelated to, our underlying operations and may provide a useful baseline for analyzing trends in our underlying businesses. Management uses these non-GAAP financial measures in making financial, operating and planning decisions. We also use certain of these measures for the determination of incentive compensation award results.

Non-GAAP financial measures should be considered in addition to, and not as an alternative for, our reported results prepared in accordance with GAAP. Our non-GAAP financial information does not represent a comprehensive basis of accounting. Therefore, our non-GAAP financial information may not be comparable to similarly titled measures reported by other companies.
Transformation & Other

We supplement the presentation of our operating profit, operating margin, pre-tax income, net income and earnings per share with similar non-GAAP measures that exclude the impact of transformation strategy costs. We believe this adjusted information provides important supplemental information that provides useful comparison of year-to-year financial performance without considering the short-term impact of transformation impacts. We evaluate the performance of our businesses on an adjusted basis.
Currency-Neutral Revenue, Revenue per Piece and Operating Profit
We supplement the reporting of our revenue, revenue per piece and operating profit with similar non-GAAP measures that exclude the period-over-period impact of foreign currency exchange rate changes and hedging activities. We believe currency-neutral revenue, revenue per piece and operating profit information allows users of our financial statements to understand growth trends in our products and results. We evaluate the performance of our International Package and Supply Chain and Freight businesses on a currency-neutral basis.
Currency-neutral revenue, revenue per piece and operating profit are calculated by dividing current period reported U.S. dollar revenue, revenue per piece and operating profit by the current period average exchange rates to derive current period local currency revenue, revenue per piece and operating profit. The derived current period local currency revenue, revenue per piece and operating profit are then multiplied by the average foreign exchange rates used to translate the comparable results for each month in the prior year period (including the period over period impact of foreign currency revenue hedging activities). The difference between the current period reported U.S. dollar revenue, revenue per piece and operating profit and the derived current period U.S. dollar revenue, revenue per piece and operating profit is the period over period impact of currency fluctuations.
Free Cash Flow

We supplement the reporting of cash flows from operating activities with free cash flow and free cash flow excluding discretionary pension contributions, non-GAAP liquidity measures. We believe free cash flow is an important indicator of how much cash is generated by regular business operations and we use it as a measure of incremental cash available to invest in our business, meet our debt obligations and return cash to shareowners. We calculate free cash flow as cash flows from operating activities less capital expenditures, proceeds from disposals of property, plant and equipment, and plus or minus the net changes in finance receivables and other investing activities.

Reconciliation of GAAP and non-GAAP Income Statement Data
(in millions, except Per EPS amounts):

Three Months Ended June 30, 2018

	As- Reported (GAAP)	Transformation Strategy Costs (1)	As-Adjusted (non-GAAP)
Operating profit:
U.S. Domestic Package	$939	$196	$1,135
International Package	618	36	654
Supply Chain & Freight	216	31	247
Total operating profit	$1,773	$263	$2,036

Income before income taxes	$1,926	$263	$2,189

Income tax expense	$441	$63	$504

Net income	$1,485	$200	$1,685

Diluted earnings per share	$1.71	$0.23	$1.94
(1) Transformation strategy costs include voluntary retirement program severance costs of $192 million and other costs of $71 million.

Six Months Ended June 30, 2018

	As- Reported (GAAP)	Transformation Strategy Costs (1)	As-Adjusted (non-GAAP)
Operating profit:
U.S. Domestic Package	$1,695	$196	$1,891
International Package	1,212	36	1,248
Supply Chain & Freight	386	31	417
Total operating profit	$3,293	$263	$3,556

Income before income taxes	$3,587	$263	$3,850

Income tax expense	$757	$63	$820

Net income	$2,830	$200	$3,030

Diluted earnings per share	$3.25	$0.23	$3.48
(1) Transformation strategy costs include voluntary retirement program severance costs of $192 million and other costs of $71 million.

Note: Certain amounts may not compute due to rounding.

Reconciliation of GAAP and non-GAAP Revenue, Revenue Per Piece and As-Adjusted Currency Neutral Operating Profit
(in millions, except Per Piece amounts):

Three Months Ended June 30
	2018 As- Reported (GAAP)	2017 As- Reported (GAAP)	% Change (GAAP)	Currency Impact	2018 Currency- Neutral (non-GAAP)	% Change (non-GAAP)
Average Revenue Per Piece:
International Package:
Domestic	$6.61	$6.01	10.0%	$(0.41)	$6.20	3.2%
Export	30.14	29.16	3.4%	(0.73)	29.41	0.9%
Total International Package	$17.50	$16.31	7.3%	$(0.57)	$16.93	3.8%

Consolidated	$11.26	$10.76	4.6%	$(0.09)	$11.17	3.8%

Revenue:
U.S. Domestic Package	$10,354	$9,741	6.3%	$—	$10,354	6.3%
International Package	3,602	3,171	13.6%	(113)	3,489	10.0%
Supply Chain & Freight	3,500	3,015	16.1%	(29)	3,471	15.1%
Total revenue	$17,456	$15,927	9.6%	$(142)	$17,314	8.7%

	2018 As- Adjusted (non-GAAP)	2017 As- Adjusted (non-GAAP)	% Change (non-GAAP)	Currency Impact	2018 As Adjusted Currency- Neutral (non-GAAP)	% Change (non-GAAP)
As-Adjusted Operating Profit:
U.S. Domestic Package	$1,135	$1,255	(9.6)%	$—	$1,135	(9.6)%
International Package	654	570	14.7%	(22)	632	10.9%
Supply Chain & Freight	247	212	16.5%	2	249	17.5%
Total operating profit	$2,036	$2,037	—%	$(20)	$2,016	(1.0)%

Reconciliation of GAAP and non-GAAP Revenue, Revenue Per Piece and As-Adjusted Currency Neutral Operating Profit
(in millions, except Per Piece amounts):

Six Months Ended June 30
	2018 As- Reported (GAAP)	2017 As- Reported (GAAP)	% Change (GAAP)	Currency Impact	2018 Currency- Neutral (non-GAAP)	% Change (non-GAAP)
Average Revenue Per Piece:
International Package:
Domestic	$6.66	$5.85	13.8%	$(0.58)	$6.08	3.9%
Export	29.50	28.65	3.0%	(0.97)	28.53	(0.4)%
Total International Package	$17.24	$15.88	8.6%	$(0.76)	$16.48	3.8%

Consolidated	$11.11	$10.64	4.4%	$(0.12)	$10.99	3.3%

Revenue:
U.S. Domestic Package	$20,581	$19,277	6.8%	$—	$20,581	6.8%
International Package	7,135	6,245	14.3%	(306)	6,829	9.4%
Supply Chain & Freight	6,853	5,915	15.9%	(80)	6,773	14.5%
Total revenue	$34,569	$31,437	10.0%	$(386)	$34,183	8.7%

	2018 As- Adjusted (non-GAAP)	2017 As- Adjusted (non-GAAP)	% Change (non-GAAP)	Currency Impact	2018 As Adjusted Currency- Neutral (non-GAAP)	% Change (non-GAAP)
As-Adjusted Operating Profit:
U.S. Domestic Package	$1,891	$2,205	(14.2)%	$—	$1,891	(14.2)%
International Package	1,248	1,088	14.7%	(44)	1,204	10.7%
Supply Chain & Freight	417	361	15.5%	1	418	15.8%
Total operating profit	$3,556	$3,654	(2.7)%	$(43)	$3,513	(3.9)%

Reconciliation of GAAP and non-GAAP Liquidity Measures (in millions):

Six Months Ended June 30, 2018

Net Increase in Cash, Cash Equivalents and Restricted Cash

Preliminary 2018
Cash flows from operating activities	$7,200
Cash flows used in investing activities	(2,820)
Cash flows used in financing activities	(3,607)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(51)
Net increase in cash, cash equivalents and restricted cash	$722

Reconciliation of Free Cash Flow (non-GAAP)

Preliminary 2018

Cash flows from operating activities (GAAP)	$7,200
Capital expenditures	(2,849)
Proceeds from disposals of PP&E	35
Net change in finance receivables	(4)
Other investing activities	(7)
Free cash flow (non-GAAP)	$4,375

United Parcel Service, Inc.
Selected Financial Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2018	2017	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$10,354	$9,741	$613	6.3%
International Package	3,602	3,171	431	13.6%
Supply Chain & Freight	3,500	3,015	485	16.1%
Total revenue	17,456	15,927	1,529	9.6%

Operating expenses:
Compensation and benefits	9,024	8,284	740	8.9%
Other	6,659	5,606	1,053	18.8%
Total operating expenses	15,683	13,890	1,793	12.9%

Operating profit:
U.S. Domestic Package	939	1,255	(316)	(25.2)%
International Package	618	570	48	8.4%
Supply Chain & Freight	216	212	4	1.9%
Total operating profit	1,773	2,037	(264)	(13.0)%

Other income (expense):
Other pension income (expense)	284	179	105	58.7%
Investment income and other	18	14	4	28.6%
Interest expense	(149)	(111)	(38)	34.2%
Total other income (expense)	153	82	71	86.6%

Income before income taxes	1,926	2,119	(193)	(9.1)%

Income tax expense	441	735	(294)	(40.0)%

Net income	$1,485	$1,384	$101	7.3%

Net income as a percentage of revenue	8.5%	8.7%

Per share amounts:
Basic earnings per share	$1.71	$1.59	$0.12	7.5%
Diluted earnings per share	$1.71	$1.58	$0.13	8.2%

Weighted-average shares outstanding:
Basic	866	872	(6)	(0.7)%
Diluted	870	876	(6)	(0.7)%

As adjusted income data:
Operating profit:
U.S. Domestic Package (1)	$1,135	$1,255	$(120)	(9.6)%
International Package (1)	654	570	84	14.7%
Supply Chain & Freight (1)	247	212	35	16.5%
Total operating profit (1)	2,036	2,037	(1)	—%

Income before income taxes (1)	$2,189	$2,119	$70	3.3%
Net income (2)	$1,685	$1,384	$301	21.7%

Basic earnings per share (2)	$1.95	$1.59	$0.36	22.6%
Diluted earnings per share (2)	$1.94	$1.58	$0.36	22.8%

(1) 2018 operating profit and consolidated income before income taxes exclude the impact of $263 million of transformation strategy costs, which includes voluntary retirement program severance costs of $192 million, and other costs of $71 million.  These costs are allocated between the U.S. Domestic Package segment ($196 million), International Package segment ($36 million) and Supply Chain & Freight segment ($31 million).

(2) 2018 net income and earnings per share amounts exclude the after-tax impact of the adjustments described in (1), which decreased net income by $200 million.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2018	2017	Change	% Change
Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$1,830	$1,752	$78	4.5%
Deferred	1,080	1,020	60	5.9%
Ground	7,444	6,969	475	6.8%
Total U.S. Domestic Package	10,354	9,741	613	6.3%
International Package:
Domestic	700	623	77	12.4%
Export	2,747	2,426	321	13.2%
Cargo and Other	155	122	33	27.0%
Total International Package	3,602	3,171	431	13.6%
Supply Chain & Freight:
Forwarding	1,659	1,347	312	23.2%
Logistics	784	718	66	9.2%
Freight	853	755	98	13.0%
Other	204	195	9	4.6%
Total Supply Chain & Freight	3,500	3,015	485	16.1%
Consolidated	$17,456	$15,927	$1,529	9.6%

Consolidated volume (in millions)	1,226	1,189	37	3.1%

Operating weekdays	64	64	—	—%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,424	1,396	28	2.0%
Deferred	1,226	1,253	(27)	(2.2)%
Ground	13,420	13,012	408	3.1%
Total U.S. Domestic Package	16,070	15,661	409	2.6%
International Package:
Domestic	1,654	1,621	33	2.0%
Export	1,424	1,300	124	9.5%
Total International Package	3,078	2,921	157	5.4%
Consolidated	19,148	18,582	566	3.0%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$20.08	$19.61	$0.47	2.4%
Deferred	13.76	12.72	1.04	8.2%
Ground	8.67	8.37	0.30	3.6%
Total U.S. Domestic Package	10.07	9.72	0.35	3.6%
International Package:
Domestic	6.61	6.01	0.60	10.0%
Export	30.14	29.16	0.98	3.4%
Total International Package	17.50	16.31	1.19	7.3%
Consolidated	$11.26	$10.76	$0.50	4.6%
Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency and UPS Freight

Currency Neutral Revenue Per Piece
(unaudited)

	Three Months Ended				Currency
	June 30			Neutral
	2018	2017	% Change	Currency	2018*	% Change
Average Revenue Per Piece:
International Package:
Domestic	$6.61	$6.01	10.0%	$(0.41)	$6.20	3.2%
Export	30.14	29.16	3.4%	(0.73)	29.41	0.9%
Total International Package	$17.50	$16.31	7.3%	$(0.57)	$16.93	3.8%

Consolidated	$11.26	$10.76	4.6%	$(0.09)	$11.17	3.8%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Revenue
(unaudited)

	Three Months Ended				Currency
	June 30			Neutral
	2018	2017	% Change	Currency	2018*	% Change
Revenue (in millions):
U.S. Domestic Package	$10,354	$9,741	6.3%	$—	$10,354	6.3%
International Package	3,602	3,171	13.6%	(113)	3,489	10.0%
Supply Chain & Freight	3,500	3,015	16.1%	(29)	3,471	15.1%
Total revenue	$17,456	$15,927	9.6%	$(142)	$17,314	8.7%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Operating Profit
(unaudited)
	Three Months Ended				Currency
	June 30				Neutral
	2018*	2017	% Change	Currency	2018**	% Change
As-Adjusted Operating Profit (in millions):
U.S. Domestic Package	$1,135	$1,255	(9.6)%	$—	$1,135	(9.6)%
International Package	654	570	14.7%	(22)	632	10.9%
Supply Chain & Freight	247	212	16.5%	2	249	17.5%
Total operating profit	$2,036	$2,037	—%	$(20)	$2,016	(1.0)%
* Amounts adjusted for Transformation strategy costs
** Amounts adjusted for Transformation strategy costs and period over period foreign currency exchange rate and hedging differences

UPS Freight Selected Operating Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2018	2017	Change	% Change
LTL revenue (in millions)	$726	$654	$72	11.0%
LTL revenue per LTL hundredweight	$25.36	$23.62	$1.74	7.4%

LTL shipments (in thousands)	2,639	2,369	—	—%
LTL shipments per day (in thousands)	41.2	41.2	—	—%

LTL gross weight hauled (in millions of pounds)	2,861	2,767	94	3.4%
LTL weight per shipment (in pounds)	1,084	1,049	35	3.3%

Operating weekdays	64	64	—	—%
Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Other Operating Expenses - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2018	2017	Change	% Change
(in millions)
Repairs and Maintenance	$423	$392	$31	7.9%
Depreciation and Amortization	542	562	(20)	(3.6)%
Purchased Transportation	3,209	2,614	595	22.8%
Fuel	852	616	236	38.3%
Other Occupancy	321	264	57	21.6%
Other Expenses	1,312	1,158	154	13.3%
Total Other Operating Expenses	$6,659	$5,606	$1,053	18.8%

Detail of Other Pension Income (Expense) - Second Quarter
(unaudited)

	Three Months Ended
	June 30
(in millions)	2018	2017	Change	% Change
U.S. Domestic Package	227	137	90	65.7%
International Package	20	14	6	42.9%
Supply Chain & Freight	37	28	9	32.1%
Total other pension income (expense)	$284	$179	$105	58.7%

Earnings Per Share and Share Data - Second Quarter (unaudited)

	Three Months Ended
	June 30
	2018	2017
(amounts in millions, except per share data)
Numerator:
Net income	$1,485	$1,384

Denominator:
Weighted-average shares	861	867
Deferred compensation obligations	1	1
Vested portion of restricted units	4	4
Denominator for basic earnings per share	866	872

Effect of dilutive securities:
Restricted units	3	3
Stock options	1	1
Denominator for diluted earnings per share	870	876

Basic earnings per share	$1.71	$1.59

Diluted earnings per share	$1.71	$1.58

Detail of shares outstanding as of June 30, 2018:

Class A shares	167
Class B shares	693
Total shares outstanding	860
Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2018	2017	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$20,581	$19,277	$1,304	6.8%
International Package	7,135	6,245	890	14.3%
Supply Chain & Freight	6,853	5,915	938	15.9%
Total revenue	34,569	31,437	3,132	10.0%

Operating expenses:
Compensation and benefits	18,069	16,595	1,474	8.9%
Other	13,207	11,188	2,019	18.0%
Total operating expenses	31,276	27,783	3,493	12.6%

Operating profit:
U.S. Domestic Package	1,695	2,205	(510)	(23.1)%
International Package	1,212	1,088	124	11.4%
Supply Chain & Freight	386	361	25	6.9%
Total operating profit	3,293	3,654	(361)	(9.9)%

Other income (expense):
Other pension income (expense)	569	359	210	58.5%
Investment income and other	27	29	(2)	(6.9)%
Interest expense	(302)	(213)	(89)	41.8%
Total other income (expense)	294	175	119	68.0%

Income before income taxes	3,587	3,829	(242)	(6.3)%

Income tax expense	757	1,279	(522)	(40.8)%

Net income	$2,830	$2,550	$280	11.0%

Net income as a percentage of revenue	8.2%	8.1%

Per share amounts:
Basic earnings per share	$3.27	$2.92	$0.35	12.0%
Diluted earnings per share	$3.25	$2.91	$0.34	11.7%

Weighted-average shares outstanding:
Basic	866	873	(7)	(0.8)%
Diluted	870	877	(7)	(0.8)%

As adjusted income data:
Operating profit:
U.S. Domestic Package (1)	$1,891	$2,205	$(314)	(14.2)%
International Package (1)	1,248	1,088	160	14.7%
Supply Chain & Freight (1)	417	361	56	15.5%
Total operating profit (1)	3,556	3,654	(98)	(2.7)%

Income before income taxes (1)	$3,850	$3,829	$21	0.5%
Net income (2)	$3,030	$2,550	$480	18.8%

Basic earnings per share (2)	$3.50	$2.92	$0.58	19.9%
Diluted earnings per share (2)	$3.48	$2.91	$0.57	19.6%

(1) 2018 operating profit and consolidated income before income taxes exclude the impact of $263 million of transformation strategy costs, which includes voluntary retirement program severance costs of $192 million, and other costs of $71 million.  These costs are allocated between the U.S. Domestic Package segment ($196 million), International Package segment ($36 million) and Supply Chain & Freight segment ($31 million).

(2) 2018 net income and earnings per share amounts exclude the after-tax impact of the adjustments described in (1), which decreased net income by $200 million.

Certain prior year amounts have been reclassified to conform to the current year presentation

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2018	2017	Change	% Change
Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$3,614	$3,417	$197	5.8%
Deferred	2,149	1,990	159	8.0%
Ground	14,818	13,870	948	6.8%
Total U.S. Domestic Package	20,581	19,277	1,304	6.8%
International Package:
Domestic	1,416	1,236	180	14.6%
Export	5,419	4,763	656	13.8%
Cargo and Other	300	246	54	22.0%
Total International Package	7,135	6,245	890	14.3%
Supply Chain & Freight:
Forwarding	3,264	2,613	651	24.9%
Logistics	1,566	1,458	108	7.4%
Freight	1,630	1,462	168	11.5%
Other	393	382	11	2.9%
Total Supply Chain & Freight	6,853	5,915	938	15.9%
Consolidated	$34,569	$31,437	$3,132	10.0%

Consolidated volume (in millions)	2,467	2,376	91	3.8%

Operating weekdays	128	128	—	—%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,430	1,355	75	5.5%
Deferred	1,261	1,248	13	1.0%
Ground	13,483	13,011	472	3.6%
Total U.S. Domestic Package	16,174	15,614	560	3.6%
International Package:
Domestic	1,662	1,652	10	0.6%
Export	1,435	1,299	136	10.5%
Total International Package	3,097	2,951	146	5.0%
Consolidated	19,271	18,565	706	3.8%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$19.74	$19.70	$0.04	0.2%
Deferred	13.31	12.46	0.85	6.8%
Ground	8.59	8.33	0.26	3.1%
Total U.S. Domestic Package	9.94	9.65	0.29	3.0%
International Package:
Domestic	6.66	5.85	0.81	13.8%
Export	29.50	28.65	0.85	3.0%
Total International Package	17.24	15.88	1.36	8.6%
Consolidated	$11.11	$10.64	$0.47	4.4%
Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency and UPS Freight

Currency Neutral Revenue Per Piece
(unaudited)

	Six Months Ended				Currency
	June 30			Neutral
	2018	2017	% Change	Currency	2018*	% Change
Average Revenue Per Piece:
International Package:
Domestic	$6.66	$5.85	13.8%	$(0.58)	$6.08	3.9%
Export	29.50	28.65	3.0%	(0.97)	28.53	(0.4)%
Total International Package	$17.24	$15.88	8.6%	$(0.76)	$16.48	3.8%

Consolidated	$11.11	$10.64	4.4%	$(0.12)	$10.99	3.3%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Revenue
(unaudited)

	Six Months Ended				Currency
	June 30			Neutral
	2018	2017	% Change	Currency	2018*	% Change
Revenue (in millions):
U.S. Domestic Package	$20,581	$19,277	6.8%	$—	$20,581	6.8%
International Package	7,135	6,245	14.3%	(306)	6,829	9.4%
Supply Chain & Freight	6,853	5,915	15.9%	(80)	6,773	14.5%
Total revenue	$34,569	$31,437	10.0%	$(386)	$34,183	8.7%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Operating Profit
(unaudited)

	Six Months Ended				Currency
	June 30				Neutral
	2018*	2017	% Change	Currency	2018**	% Change
As-Adjusted Operating Profit (in millions):
U.S. Domestic Package	$1,891	$2,205	(14.2)%	$—	$1,891	(14.2)%
International Package	1,248	1,088	14.7%	(44)	1,204	10.7%
Supply Chain & Freight	417	361	15.5%	1	418	15.8%
Total operating profit	$3,556	$3,654	(2.7)%	$(43)	$3,513	(3.9)%
* Amounts adjusted for Transformation strategy costs
** Amounts adjusted for Transformation strategy costs and period over period foreign currency exchange rate and hedging differences
UPS Freight Selected Operating Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2018	2017	Change	% Change
LTL revenue (in millions)	$1,387	$1,270	$117	9.2%
LTL revenue per LTL hundredweight	$25.08	$23.61	$1.47	6.2%

LTL shipments (in thousands)	5,107	5,149	(42)	(0.8)%
LTL shipments per day (in thousands)	39.9	40.2	(0.3)	(0.8)%

LTL gross weight hauled (in millions of pounds)	5,531	5,380	151	2.8%
LTL weight per shipment (in pounds)	1,083	1,045	38	3.6%

Operating weekdays	128	128	—	—%
Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Other Operating Expenses - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2018	2017	Change	% Change
(in millions)
Repairs and Maintenance	$857	$782	$75	9.6%
Depreciation and Amortization	1,138	1,116	22	2.0%
Purchased Transportation	6,354	5,159	1,195	23.2%
Fuel	1,602	1,237	365	29.5%
Other Occupancy	682	563	119	21.1%
Other Expenses	2,574	2,331	243	10.4%
Total Other Operating Expenses	$13,207	$11,188	$2,019	18.0%

Detail of Other Pension Income (Expense) - Year to Date
(unaudited)

	Six Months Ended
	June 30
(in millions)	2018	2017	Change	% Change
U.S. Domestic Package	$454	$276	$178	64.5%
International Package	40	27	13	48.1%
Supply Chain & Freight	75	56	19	33.9%
Total other pension income (expense)	$569	$359	$210	58.5%

Earnings Per Share and Share Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2018	2017
(amounts in millions, except per share data)
Numerator:
Net income	$2,830	$2,550

Denominator:
Weighted-average shares	861	868
Deferred compensation obligations	1	1
Vested portion of restricted units	4	4
Denominator for basic earnings per share	866	873

Effect of dilutive securities:
Restricted units	3	3
Stock options	1	1
Denominator for diluted earnings per share	870	877

Basic earnings per share	$3.27	$2.92

Diluted earnings per share	$3.25	$2.91
Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Consolidated Balance Sheets - June 30, 2018 and December 31, 2017
(unaudited)

	June 30, 2018	December 31, 2017
(amounts in millions)

ASSETS
Current Assets:
Cash and marketable securities	$4,934	$4,069
Other current assets	8,940	11,649
Total Current Assets	13,874	15,718
Property, Plant and Equipment	51,200	48,726
Less accumulated depreciation and amortization	27,299	26,608
	23,901	22,118
Other Assets	7,448	7,738
	$45,223	$45,574

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities	$12,487	$12,886
Long-Term Debt	19,121	20,278
Pension and Postretirement Benefit Obligations	7,026	7,061
Deferred Taxes, Credits and Other Liabilities	4,233	4,325
Shareowners' Equity	2,356	1,024
	$45,223	$45,574

Amounts are subject to reclassification.

United Parcel Service, Inc.
Selected Cash Flow Data
(unaudited)

Net Increase in Cash, Cash Equivalents and Restricted Cash
Preliminary
Year-to-Date
(amounts in millions)	June 30
Cash flows from operating activities	$7,200
Cash flows used in investing activities	(2,820)
Cash flows used in financing activities	(3,607)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(51)
Net increase in cash, cash equivalents and restricted cash	$722

Reconciliation of Free Cash Flow (non-GAAP measure)
Preliminary
Year-to-Date
(amounts in millions)	June 30
Cash flows from operating activities	$7,200
Capital expenditures	(2,849)
Proceeds from disposals of PP&E	35
Net change in finance receivables	(4)
Other investing activities	(7)
Free cash flow (non-GAAP)	$4,375
Amounts are subject to reclassification.

United Parcel Service, Inc.
Aircraft Fleet - as of June 30, 2018
(unaudited)

Description	Owned and Capital Leases	Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-200	—	2	—	—
Boeing 767-300	59	—	9	—
Boeing 767-300BCF	3	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11	37	5	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	6	—	22	—
Other	—	315	—	—

Total	245	322	31	—